MERRILL LYNCH REAL INVESTMENT FUND

               Supplement dated December 27, 2005 to the
                       Prospectus dated March 29, 2005

Effective immediately, the following changes are made to the Prospectus of Merrill Lynch Real Investment Fund.

The following paragraph is added at the end of Page 19, in the section of the prospectus captioned "Investment Risks."

Tax Risk -- The Fund intends to meet the income, diversification and distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to qualify each year as a regulated investment company ("RIC"). As a RIC, the Fund itself is not subject to federal income tax on any of its income that it distributes to shareholders.
The Internal Revenue Service ("IRS") has recently issued a Revenue Ruling holding that income from a certain type of commodity-linked derivative is not "qualifying income" for purposes of the income requirement under Subchapter M of the Code. This ruling will take effect for income recognized by the Fund after June 30, 2006. The Fund believes that income from certain commodity-linked notes in which it invests is "qualifying income" for this requirement, and that the Revenue Ruling does not affect the treatment of its investments in such commodity-linked notes. Nonetheless, there can be no assurance that the IRS will agree with the Fund's views. If any IRS challenge to the Fund's treatment of income from any of its holdings as "qualifying income" were to be upheld and the result was that the Fund did not derive at least 90% of its gross income from qualifying sources, or if the Fund were to fail to qualify as a RIC for other reasons, the Fund would be subject to federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders), and distributions to shareholders would be taxable to them as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits.



Code #: 19147-0305SUP